Exhibit 99.1
JOINT FILING AGREEMENT
PURSUANT TO RULE 13D-1(K)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning such person contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person knows or has reason to believe that such information is inaccurate.
Dated: December 20, 2022	CF FLYER PE INVESTOR LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	CF FLYER PE HOLDINGS LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FCOF V EXPANSION USTMA-C INVESTMENTS LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	CF FLYER MEZZ HOLDINGS LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FCOF V EXPANSION ULMA-C INVESTMENTS LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FCOF V EXPANSION CDFG MA-C INVESTMENTS LLC (FLYER SERIES)

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FORTRESS CREDIT OPPORTUNITIES FUND V EXPANSION (G) L.P.

By: FCO Fund V GP LLC, its general partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FORTRESS CREDIT OPPORTUNITIES V ADVISORS LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FCO FUND V GP LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	HYBRID GP HOLDINGS (CAYMAN) LLC By: Hybrid GP Holdings LLC, its managing member

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	HYBRID GP HOLDINGS LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FIG LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FORTRESS OPERATING ENTITY I LP

By: FIG Corp., its general partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FIG CORP.

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: December 20, 2022	FORTRESS INVESTMENT GROUP LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary